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                                                                    EXHIBIT 24.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mesa Air Group, Inc.:

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG Peat Marwick LLP
                                             -----------------------------
                                             KPMG PEAT MARWICK LLP

Phoenix, Arizona
April 19, 1996